Exhibit 10.1
AMENDMENT NO. 4 TO
PROMISSORY NOTE
     THIS AMENDMENT NO. 4 TO PROMISSORY NOTE (this “Amendment”) is made as of April 30, 2011 to that certain Promissory Note, dated as of December 31, 2007 and amended as of December 19, 2008, April 2, 2010, and March 30, 2011 in the original principal amount of $2,000,000 (the “Note”), made in favor of Immersive Media Corp., a corporation organized under the laws of Alberta province in Canada now also recognized as EmberClear Corp (“Lender”), by T3 Motion, Inc., a Delaware corporation (“Borrower”). All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Note.
RECITALS
     WHEREAS, Borrower and Lender desire to amend the terms and conditions of the Note, in order that, among other things, the maturity date will be extended by 20 days.
     WHEREAS, Borrower and Lender agree that Borrower has already repaid $1,000,000 of the Note principal and that the outstanding principal amount under the Note is $1,000,000.
AMENDMENT
     NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Maturity Date Extension and Interest. The maturity date of the Note shall be amended from April 30, 2011 to May 20, 2011. A partial payment of accrued interest totaling $50,000 was paid previously. All accrued interest through May 20, 2011 shall be paid on May 31, 2011.
     2. Existing Terms. Except as provided herein, the Note and all of its previous amendments shall remain in full force and effect.
     3. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to Promissory Note to be effective as of the date first above written.

Borrower:
T3 MOTION, INC.		Acknowledged and agreed by Lender: IMMERSIVE MEDIA CORP.

By:	/s/ Kelly Anderson	BY:	/s/ David Anderson
	Kelly Anderson, Chief Financial Officer		David Anderson, Chief Financial Officer